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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2003


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                               EDT Learning, Inc.
             (Exact name of Registrant as specified in its charter)



          Delaware                         1-13725               76-0545043
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


        2999 North 44th Street, Suite 650, Phoenix, Arizona   85018
             (address of principal executive offices)       (Zip code)







                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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ITEM 7.           Financial Statements and Exhibits



The following exhibit is filed herewith:


Exhibit Number             Description
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99.1                       Press release dated November 6, 2003, issued by EDT
                           Learning, Inc. Filed herewith.


ITEM 12.          Results of Operations and Financial Condition



On November 6, 2003, EDT Learning, Inc. ("the Company") reported its fiscal 2004 second quarter results for the period ended September 30, 2003. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EDT Learning, Inc.


                                                     By: /s/ Brian L. Berry
                                                       -------------------------
                                                     Vice President of Finance
Date:  November 6, 2003


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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
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 99.1         Copy of press release issued by EDT Learning on November 6, 2003.